                                              SECURITIES AND EXCHANGE COMMISSION
                                                                        FORM 8-K
                                                                   EXHIBIT 99.10



NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES STATUTE. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF, OR OF ANY INTEREST HEREIN OR THEREIN, MAY BE MADE OR SHALL BE RECOGNIZED UNLESS IN THE OPINION OF COUNSEL TO OR REASONABLY SATISFACTORY TO THE COMPANY SUCH TRANSACTION WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER SUCH ACT OR OTHER STATUTE.


                       WARRANT TO PURCHASE COMMON STOCK OF

                          AMERICAN ECOLOGY CORPORATION


         THIS WARRANT CERTIFIES that, for value received, Chase Bank of Texas, National Association, (the "Holder") is entitled to purchase from American Ecology Corporation, a Delaware corporation (the "Company"), at a price of $1.50 per share, subject to adjustment as provided in Section 4 hereof ("Purchase Price"), at any time after the Exercise Trigger Date (as such term is defined in
Section 1 below) and up to and including June 30, 2010 (such period, the "Exercise Period"), 1,349,843 fully paid and non-assessable shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which Company represents equals 10% of the issued and outstanding Common Stock, subject, however, to the provisions and upon the terms and conditions hereinafter set forth, and provided that this Warrant shall expire and thereafter be of no force or effect thirty (30) days from the date Chase Bank of Texas has received $35.0 million from American Ecology Corporation or its subsidiaries resulting from the payments provided for in the Settlement Agreement dated November 12, 1998 between said parties and any partial exercise or sale of the Warrants.

         1. Exercise of Warrant. (a) The rights represented by this Warrant may be exercised by the holder hereof, at any time or from time to time during the Exercise Period, on any day that is not a Saturday, Sunday or public holiday under the laws of the State of Idaho (such day being hereinafter referred to as a "Business Day"), for all or part of the number of shares of Common Stock purchasable upon its exercise, by (i) delivery of a Subscription Notice (in the form attached to this Warrant) of such holder's election to exercise this Warrant, specifying the number of shares of Common Stock to be purchased, (ii) payment of the Purchase Price for such shares by certified check or bank draft payable to the order of the Company and (iii) surrender of this Warrant (properly endorsed if required) at the Company's principal office or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof.

         (b) For purposes of this Warrant, the term "Exercise Trigger Date" shall mean November 13, 1998.

         (c) In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as reasonably practicable, but in any event within twenty-one days, after the rights represented by this Warrant shall have been so exercised, and unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such time. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the

Common Stock represented hereby on the date on which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of issue or delivery of such certificate.

         2. Transfer. (a) The Company will maintain books for the registration and transfer of the Warrants, and any such transfer will be registrable thereon upon surrender of the transferred Warrant to the Company's principal office, together with a duly executed assignment thereof and funds sufficient to pay any required stock transfer taxes. Upon such surrender and payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignees and in the number of shares of Common Stock specified in the assignment and this Warrant shall promptly be canceled.

         (b) The Company covenants and agrees that (i) it will pay, when due and payable, any and all stock transfer and similar taxes that may be payable in respect of the issuance of this Warrant or of any shares of Common Stock issuable upon exercise; and (ii) the Common Stock shall be deemed to be issued to the Holder or its designee as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment of the Exercise Price has been properly tendered for the purchase of such shares.

         3. Certain Covenants of the Company. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized, and reserved free of preemptive or other rights for the exclusive purpose of issue upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be issued upon the exercise of the rights represented by this Warrant without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

         4. Adjustment of Purchase Price and Number of Shares. The number of shares of Common Stock with respect to which this Warrant is exercisable (the "Exercise Rate") shall be subject to adjustment from time to time as follows:

                  a. In case the Company shall (x) pay a dividend in or make a distribution of Common Stock on outstanding Common Stock, (y) subdivide outstanding Common Stock into a larger number of shares of Common Stock by reclassification or otherwise, or (z) combine outstanding Common Stock into a smaller number of shares of Common Stock by reclassification or otherwise, the Exercise Rate in effect immediately prior thereto shall be adjusted proportionately so that the holder of this Warrant thereafter exercised shall be entitled to receive the number of shares of the Common Stock that such holder would have owned after the happening of any of the events described above had such warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective retroactively to immediately after the record date in the case of a share dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  b. In case of any capital reorganization or reclassification of the shares of Common Stock (except as provided in subsection (a) above), or in case of any consolidation or merger to which the Company is a party (other than a merger in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification of Common Stock), or in case of any sale or conveyance to another corporation of all or substantially all of the property and assets of the Company, and if, in connection with any such consolidation, merger, sale or conveyance, shares or other securities or property shall be issuable or deliverable in exchange for shares of Common Stock, provision shall be made as part of the terms of such capital reorganization or reclassification, consolidation, merger, sale or conveyance that the holder of this Warrant thereafter exercised shall have the right upon such exercise to receive the same kind and amount of stock and other securities and property as would have been receivable upon such capital reorganization or reclassification, consolidation, merger, sale or conveyance by a holder of the number shares of Common Stock with respect to which such Warrant might have been exercised immediately prior thereto. In any such case, appropriate provision (as determined to be equitable in the business judgment of the Board of Directors) shall be made for the application of Section 4 with respect to the rights and interests thereafter of the holder of this Warrant to the end that such Section (including adjustments of the Exercised Rate) shall be reflected thereafter, as nearly as reasonably practicable, in all subsequent exercises of this Warrant. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in a manner determined to be equitable in the business judgment of the Board of Directors to the holder of this Warrant), the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                  c. In case the Company shall offer shares of Common Stock or securities convertible into or exchangeable for Common Stock or rights, options or warrants to subscribe for or purchase shares of its Common Stock or securities convertible into or exchangeable for Common Stock (including, without limitation, any offering of rights or warrants entitling holders of shares of Common Stock to purchase Common Stock or securities convertible or exchangeable into Common Stock) at a price per share equal to or less than $1.50 each, the number of shares of its Common Stock with respect to which this Warrant is exercisable thereafter shall be determined by multiplying the number of shares of Common Stock with respect to which this Warrant was exercisable theretofore by a fraction (not to be less than one), of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares being offered would purchase at $1.50 per share. Such adjustment shall be made whenever such Common Stock or rights, options or other securities are issued and shall become retroactively effective immediately after the record date. This paragraph c. shall not apply to the Warrants that were issued in connection with the Series E Redeemable Convertible Preferred Stock which was issued on or about October 31, 1996

         The foregoing provisions for adjustment of the Exercise Rate shall apply in each successive instance in which an adjustment is required thereby. No adjustment in the Exercise Rate resulting from the application of the foregoing provisions is to be given effect unless, by making such adjustment, the Exercise Rate in effect immediately prior to such adjustment would be changed thereby by 1% or more, but any adjustment that would change the Exercise Rate by less than 1% is to be carried forward and given effect in making future adjustments. All calculations under this Section 4 shall be made to the nearest one-hundredth (1/100th) of a share. Shares of Common Stock owned by or held for the account of the Company shall not be deemed to be outstanding for the purposes of any computation made under this Section 4.

         Whenever the number of shares of Common Stock deliverable upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file at its principal office and with any transfer agent for the Common Stock a statement, signed by the President or one of the Vice-Presidents of the Company and by its Treasurer or one of its Assistant Treasurers, stating the adjusted number of shares of Common Stock deliverable with respect to this Warrant and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based, and shall mail a notice of such adjustment to the holder of record of this Warrant. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

In the event:

         (x) of the occurrence of any of the events referred to in subsections
         (a), (b) and (c) above; or

         (y) of any liquidation, dissolution or winding up of the Company (a "Liquidation");

then the Company shall cause to be mailed to the holder of record of this Warrant at least 20 days prior to the applicable date hereinafter specified, a notice describing the event and stating the effect, if any, that such event will have upon the Exercise Rate, and (A) the date on which a record is to be taken for the purpose of a distribution referred to in subsections (a) or (c) above, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution are to be determined, or (B) the date on which any subdivision, combination or other capital reorganization or reclassification or any consolidation, merger, sale or conveyance referred to in subsections (a) or (b) above or such Liquidation is expected to become effective.

         In the case of rights, options, warrants or convertible or exchangeable securities being issued, the price per share of Common Stock shall be determined by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of such class or series of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities. In case the Company shall sell and issue shares of any class or series of Common Stock, or options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of any class or series of Common Stock, for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the consideration received by the Company for purposes hereof, the Board of Directors of Company shall determine, in good faith, the fair value of the property.

         The Company will at all times during the Exercise Period reserve and keep available for issuance upon exercise of this Warrant the number of shares of Common Stock that is equal to the Exercise Rate; provided, however, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the exercise of this Warrant by delivery of shares of Common Stock that are held in the treasury of the Company. The Company covenants that all shares of Common Stock that shall be issued upon exercise of this Warrant will, upon issue, be fully paid and nonassessable and not subject to any preemptive rights.

         The shares of Common Stock issuable upon exercise of this Warrant when the same shall be issued in accordance with the terms hereof are hereby declared to be and shall be fully paid nonassessable shares of Common Stock and not liable to any calls or assessments thereon, and the holders thereof shall not be liable for any further payments in respect thereof.

         "Common Stock" when used in Section 4 with reference to the Common Stock with respect to which this Warrant is exercisable, shall mean only Common Stock as authorized by the Restated Certificate of Incorporation of the Company, as amended to the date hereof, and any shares into which such Common Stock may thereafter have been changed, and, when otherwise used in Section 4, shall also include shares of the Company of any other class or series, whether now or hereafter authorized, that ranks or is entitled to participation, as to payment of assets upon Liquidation and payment of dividends, substantially on a parity with such Common Stock or other class of shares into which such Common Stock may have been changed.

         The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion privilege of the holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company
(1) will not increase the par
value of any shares of stock receivable upon exercise of this Warrant above the Purchase Price then in effect, and (2) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise in full of this Warrant from time to time outstanding.

         5. Fractional Interests. The Company shall not be required to issue fractional shares on the exercise of a Warrant. If any faction of a share would be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock (as defined in Section 6) multiplied by such fraction.

         6. Definition of Current Market Value. (a) The "Current Market Price" on any given day shall be: (i) if the Common Stock is listed or admitted to unlisted trading privileges on any exchange registered with the Securities and Exchange Commission as a national securities exchange" under the Securities Exchange Act of 1934 (a "National Securities Exchange"), the last sales price of the shares of Common Stock on the National Securities Exchange in or nearest the City of New York on which the shares of Common Stock shall be listed or admitted to unlisted trading privileges (or the quoted closing bid if there be no sales on such National Securities Exchange) on the most recently completed trading day prior to such day; or (ii) if the Common Stock is not so listed or admitted, the closing sales price of a share of Common Stock as quoted in The Nasdaq Stock Market on the most recently completed trading day prior to the day in question; or (iii) if the Common Stock is not so quoted, the mean between the high and low bid prices of the shares of Common Stock in the over-the-counter market on the most recently completed trading day prior to the day in question as reported by National Quotation Bureau Incorporated or similar organization. If the Company's Common Stock is not traded or a price is not quoted as set forth above, Current Market Price shall be Fair Market Value.

                  (b) "Fair Market Value" shall be determined (i) in good faith by the Board of Directors of the Company, or (ii) if the holder of this Warrant disagrees with the Fair Market Value as so determined pursuant to subsection (i), it must notify the Company in writing of such disagreement within twenty days after receiving notice of the Board of Directors' determination and include in such notice the holder's estimate of the Fair Market Value, in which event the Fair Market Value shall then be determined by an investment banking firm chosen by the Company which is satisfactory to and approved by the holder (the "Independent Financial Expert").

         If the Company and the holder are unable to agree upon an investment banking firm to act as the Independent Financial Expert within ten days after the notice from Holder provided for in subsection (b)(ii) above, then each party will within ten days thereafter select an investment banking firm and the two investment banking firms so selected shall select a third investment banking firm within ten days and such third investment banking firm shall, as the Independent Financial Expert, determine the Fair Market Value. If either party fails to timely designate its investment banking firm as provided above then the investment banking firm selected by the other party shall act as Independent Financial Expert to determine Fair Market Value. The Independent Financial Expert shall use one or more valuation methods that it, in its professional judgment, determines to be most appropriate. The decision of the Independent Financial Expert so selected shall be final and binding upon all parties. The Company shall bear the costs of the chosen investment banking firms.

         7. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

         8. Restrictions on Transferability. This Warrant was originally issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and neither this Warrant nor any shares of Common Stock issuable upon the exercise hereof were then registered under the Securities Act. Unless this Warrant or such shares were subsequently registered under the Securities Act and sold by the holder thereof in accordance with such registration, this Warrant or such shares, as the case may be, may not be sold by the holder hereof or of such shares unless this Warrant or such shares is or are subsequently registered under the Securities Act or an exemption from such registration is available. The shares of Common Stock issuable hereunder will bear an appropriate restrictive legend as is required by the Securities Act or any state blue sky laws. The holder of this Warrant, by acceptance of this Warrant, agrees to be bound by the provisions of this Section and represents to the Company that it is acquiring the Warrant and the Common Stock issuable hereunder solely for its own account, for the purpose of investment and not with a view to distributing or selling it or any part thereof in violation of the Securities Act, but subject, nevertheless, to any requirement of law that the disposition of such holder's property be at all times within its control.

         9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that the holder's own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of this Warrant, the Company shall (at its expense) execute and deliver in lieu of this Warrant a new warrant of like kind dated the date of such lost, stolen, destroyed or mutilated Warrant.

         10. Notice Generally. Any notice, demand or delivery pursuant to the provisions hereof shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to the holder of this Warrant or of the Common Stock issued upon the exercise hereof at the holder's last known address appearing on the books of the Company, or, except as herein otherwise expressly provided, to the Company at its main office, Attention of the President, or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

         11. Voting Rights, Dividends. This Warrant does not grant the holder hereof any voting rights or other rights as a stockholder of the Company. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

         12. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY THE LAW OF THE STATE OF DELAWARE.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this 13th day of November, 1998.


                                         AMERICAN ECOLOGY CORPORATION



                                         By: /s/ Jack K. Lemley
                                            -----------------------------------
                                         Name:   Jack K. Lemley
                                         Title:  Chief Executive Officer

                               SUBSCRIPTION NOTICE


                 (To be executed only upon exercise of Warrant)


         _______________________________________, being the undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases ______ shares of the Common Stock, par value $.01 per share (the "Common Stock"), of American Ecology Corporation, constituting all or part of the shares of Common Stock purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) together with, if such certificates do not represent all the shares of Common Stock purchasable with this Warrant, a new Warrant, identical to the canceled Warrant except with respect to the number of shares of Common Stock evidenced thereby, for the remaining unsold shares of Common Stock, be issued in the name of and delivered to the undersigned at the address set forth below.



Dated:
      -----------------------------      --------------------------------------
                                          Name of Warrant Holder


                                          By:
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------



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                                          Street Address



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                                          City            State      Zip Code

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    AMERICAN ECOLOGY CORPORATION
                                           (Registrant)



Date: November 19, 1998             By:  /s/ Jack K. Lemley
                                         ------------------------------
                                          Jack K. Lemley
                                          Chief Executive Officer



Date: November 19, 1998             By:  /s/ R. S. Thorn
                                         ------------------------------
                                          R. S. Thorn
                                          Vice President of Administration
                                          Chief Accounting Officer